InterDigital /Nokia Execution Copy (04-26-06)

Confidential & Proprietary

EXHIBIT 10.83

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Arbitration Settlement Agreement

By and between

InterDigital Communications Corporation,

InterDigital Technology Corporation

And

Nokia Corporation

Dated and Effective as of April 26, 2006

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ARBITRATION SETTLEMENT AGREEMENT

This Settlement Agreement is entered into and effective as of April 26, 2006 by and between InterDigital Communications Corporation (“IDCC”), a Pennsylvania corporation with offices at 781 Third Avenue, King of Prussia PA 19406, and InterDigital Technology Corporation (“ITC”), a Delaware corporation having a mailing address of Suite 105, Hagley Building, 3411 Silverside Road, Concord Plaza, Wilmington, DE 19810, (individually and together, “InterDigital”), on the one hand, and Nokia Corporation (“Nokia”), a Finnish corporation with offices at Keilalahdentie 4, 02150 Espoo, Finland, on the other hand. (IDCC, ITC, and Nokia are sometimes referred to herein individually as a “Party” or together as the “Parties”).

BACKGROUND

A.	InterDigital and Nokia are parties to three interrelated contracts relating to digital cellular technology, including the Nokia PLA, the TDD Development Agreement, and the Master Agreement.

B.	In 2003, a dispute arose between InterDigital and Nokia concerning Nokia’s royalty obligations for the sale of certain terminal unit and infrastructure products under the Nokia PLA. Pursuant to the terms of the Master Agreement and the Nokia PLA, the Parties submitted their dispute to Arbitration. In mid-2005, the Arbitral Tribunal issued its Award, in which it, among other things: (i) concluded that Nokia’s obligation under the Nokia PLA to pay royalties on certain Period 2 terminal unit and infrastructure sales had been triggered; and (ii) set forth the Period 1 and Period 2 royalty rates to be applied to Nokia’s sales of such certain terminal unit and infrastructure products under the Nokia PLA.

C.	In July 2005, InterDigital filed an action before the United States District Court for the Southern District of New York to confirm the Award. In December 2005, Judge William H. Pauley III issued the Order confirming the Award. In January 2006, Nokia filed a Notice of Appeal to the United States Court of Appeals for the Second Circuit.

D.	After the Tribunal issued the Award, a dispute between InterDigital and Nokia arose over, among other things, the calculation and scope of Nokia’s royalty base and resultant royalty obligation under the terms of the Award and the Nokia PLA. In December 2005, ITC sent Nokia a Notice of Dispute, initiating additional dispute resolution procedures. In January 2006, Nokia responded in correspondence, identifying additional issues in dispute. On March 30, 2006, InterDigital commenced an arbitration before the International Chamber of Commerce related to its December 2005 Notice of Dispute (the “Second Arbitration”). In addition, on March 24, 2006, ITC sent Nokia a Notice of Dispute initiating additional dispute resolution procedures related to Nokia’s purported breach of certain confidentiality obligations under the Master Agreement (the “Confidentiality Dispute”).

E.

The Parties hereto desire to settle and resolve certain past, current and future disputes involving Nokia’s license under the InterDigital Patents for sales of 2G Covered Terminal Units, 2G Covered Infrastructure, and certain Excluded Products and payment of royalties

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on 2G Covered Terminal Units, 2G Covered Infrastructure, and certain Excluded Products, including, without limitation, disputes over the calculation of Nokia’s royalty obligation under the terms of the Award by, among other things, implementing the Award (including the rates set forth therein as to Nokia and its Affiliates), as follows.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the Parties agree as follows:

1.	DEFINITIONS. The terms set forth in Exhibit “A,” attached hereto and incorporated herein, when used with initial capital letters in this Agreement, shall have the meanings ascribed to them in Exhibit “A” for purposes of this Agreement.

2.	DISMISSAL & CESSATION OF DISPUTES. In consideration of the Parties’ releases, acknowledgements, and agreements set forth herein, Nokia shall: (i) within 2 business days after obtaining confirmation by email from InterDigital that InterDigital has received the Settlement Fee[1], cause its counsel to file a Notice of Withdrawal of Nokia’s Notice of Appeal of the Order; (ii) promptly take any other steps necessary to dismiss and terminate any appeal of the Order with prejudice; and (iii) refrain from taking any action to appeal, vacate or otherwise attack the validity of the Award or the Order. In addition, InterDigital shall, within 2 business days of receiving the Settlement Fee, submit a letter to the Secretariat of the ICC International Court of Arbitration requesting dismissal of the Second Arbitration with prejudice and thereafter take any and all other steps required to effect the dismissal of the Second Arbitration, and also withdraw without prejudice the Confidentiality Dispute. Each Party shall bear its own attorneys’ fees and costs, if any, incurred in connection with the Arbitration, the federal court proceeding that resulted in the Order, Nokia’s previous effort to appeal the Order, the Second Arbitration, and the Confidentiality Dispute.

3.	RELEASES.

a.	InterDigital Release.

(i) In consideration of the execution and delivery of this Agreement, effective and contingent upon InterDigital’s receipt of the Settlement Fee in accordance with Section 5(a) herein, and subject to (3)(a)(ii) below, InterDigital Group irrevocably releases, acquits and forever discharges Nokia Group and its attorneys and agents from any and all Claims that InterDigital or its predecessors, successors, Affiliates and assigns ever had, now have or hereafter can, shall or may have, for, upon or by reason of Claims asserted or which could have been asserted against Nokia or its Affiliates (a) relating to Nokia’s or its Affiliates’ Protected Acts with respect to 2G Covered Terminal Units, 2G Covered Infrastructure and Additional Released Products sold by Nokia or its Affiliates, regardless of whether such Claims relate to an alleged infringement of the

[1]	Note to the reader-the Settlement Fee is equal to $252,000,000.00

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InterDigital Patents or the rights and obligations created by the Nokia PLA, the Master Agreement, the TDD Development Agreement or the Award; (b) relating to Nokia’s payment obligations, including royalty reporting obligations, under the Award; (c) for any increase of, addition to, or premium of any kind charged against the Settlement Fee (except for interest, costs and attorney’s fees that may become due under Section 5(c)), regardless of whether such Claim is pursued in a suit at law or equity, and regardless of the legal theory on which such Claim is pursued (e.g., Lanham Act, antitrust law, fraud, fraudulent inducement, or negligent misrepresentation, or contract law based on the Nokia PLA, Master Agreement or TDD Development Agreement or under the Award); (d) for any increase of, addition to, or premium of any kind charged against monies already paid for 2G Covered Terminal Units, 2G Covered Infrastructure, or Additional Released Products under the Master Agreement, Nokia PLA, or TDD Development Agreement, regardless of whether such Claim is pursued in a suit at law or equity, and regardless of the legal theory on which such Claim is pursued (e.g. Lanham Act, antitrust law, fraud, fraudulent inducement, or negligent misrepresentation, contract law based on the Nokia PLA, Master Agreement or TDD Development Agreement); or (e) for any rights relating to 2G Covered Terminal Units, 2G Covered Infrastructure, or Additional Released Products that are different from those acknowledged and agreed to herein, whether under the Award, Master Agreement, Nokia PLA, or application of the terms of the Ericsson PLA, Sony Ericsson PLA, Ericsson Side Letter, Sony Ericsson Side Letter, or the Lucent Agreement (as defined in Section 4(a) below).

Effective and contingent upon InterDigital’s receipt of the Settlement Fee in accordance with Section 5(a) herein, InterDigital acknowledges and agrees that Nokia and its Affiliates will have a fully paid-up, perpetual, irrevocable, non-exclusive, world-wide license (without the right to grant sublicenses) under the InterDigital Patents for Protected Acts with respect to 2G Covered Terminal Units and 2G Covered Infrastructure sold by Nokia or its Affiliates. Any entity operating under Nokia’s or Nokia’s Affiliates’ “have made” rights for the Protected Acts shall only have such rights with respect to (A) the entity’s sales of 2G Covered Terminal Units and 2G Covered Infrastructure to Nokia or Nokia’s Affiliates, (B) the entity’s sales of ASICs, software, or other components to Nokia or Nokia’s Affiliates when such ASICs, software, or other components are used as part of and within 2G Covered Terminal Units and 2G Covered Infrastructure sold by Nokia or Nokia’s Affiliates, (C) the entity’s internal use of reference designs and software to design and/or make 2G Covered Terminal Units or 2G Covered Infrastructure sold by such entity to Nokia or Nokia’s Affiliates, and (D) the entity’s internal use of reference designs and software to design and/or make ASICs, software or other components when such ASICs, software, or other components are sold to Nokia or Nokia’s Affiliates to be used as part of and within 2G Covered Terminal Units and 2G Covered Infrastructure sold by Nokia or Nokia’s Affiliates.

In addition, effective and contingent upon InterDigital’s receipt of the Settlement Fee in accordance with Section 5(a) herein, InterDigital acknowledges and agrees

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that Nokia and its Affiliates will have a fully paid-up, irrevocable, non-exclusive, world-wide release under the InterDigital Patents for Protected Acts with respect to Additional Released Products. Any entity that made Additional Released Products designed by or for Nokia or Nokia’s Affiliates will also have a fully paid-up, irrevocable, not-exclusive, world-wide release under the InterDigital Patents with respect to (A) the entity’s sales of such Additional Released Products to Nokia or Nokia’s Affiliates, (B) the entity’s sales of ASICs, software, or other components to Nokia or Nokia’s Affiliates when such ASICs, software, or other components were used as part of and within the Additional Released Products sold by Nokia or Nokia’s Affiliates, (C) the entity’s internal use of reference designs and software to design and/or make the Additional Released Products sold by such entity to Nokia or Nokia’s Affiliates, and (D) the entity’s internal use of reference designs and software to design and/or make ASICs, software, or other components when such ASICs, software, or other components are sold to Nokia or Nokia’s Affiliates to be used as part of and within Additional Released Products sold by Nokia or Nokia’s Affiliates.

InterDigital also acknowledges and agrees that, effective and contingent upon InterDigital’s receipt of the Settlement Fee in accordance with Section 5(a), Nokia’s and its Affiliates’ customers have a release or will receive a pass-through license (as appropriate) from InterDigital with respect to 2G Covered Terminal Units and 2G Covered Infrastructure sold by Nokia or its Affiliates, and are released by InterDigital with respect to Additional Released Products sold by Nokia or its Affiliates to such customers. Such pass-through license or release (as appropriate) shall apply only to 2G Covered Terminal Units, 2G Covered Infrastructure, and Additional Released Products in each case sold by Nokia or its Affiliates to their customers, and will not apply to any Excluded Product that is not an Additional Released Product or to any third party products, including the customer’s products, even if such products are used in combination with 2G Covered Terminal Units, 2G Covered Infrastructure, and Additional Released Products in each case sold by Nokia or its Affiliates (e.g., if a third party handset is used in combination with a Nokia base station, the third party handset will not be licensed hereunder, and no third party will be licensed to the combination of any third party handset and the Nokia base station, but the Nokia base station remains licensed to Nokia and its customers).

The foregoing release and license do not include a release or license with respect to subject matter other than that expressly set forth above and do not apply to any third party products even when used in combination with 2G Covered Terminal Units, 2G Covered Infrastructure, and Additional Released Products in each case sold by Nokia or its Affiliates.

(ii) The release, acknowledgement, license and agreement described in Section 3(a)(i) above do not extend, by implication or otherwise, to (A) any products other than 2G Covered Terminal Units, 2G Covered Infrastructure and Additional Released Products in each case sold by Nokia or its Affiliates, including without limitation, any Excluded Product and any portion of any

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Multi-Mode Product (including any portion compliant with a 2G Covered Standard) sold by Nokia or its Affiliates that is not an Additional Released Product; (B) any ASICs, software, or other components except when such ASICs, software, or other components are used as part of and within 2G Covered Terminal Units, 2G Covered Infrastructure or Additional Released Products sold by Nokia or its Affiliates and licensed or released in Section 3(a)(i) above; (C) any reference designs or software except for use of such reference designs or software to design and/or make 2G Covered Terminal Units, 2G Covered Infrastructure or Additional Released Products sold by Nokia or its Affiliates and licensed or released in Section 3(a)(i) above, or any ASICS, software or other components used as part of and within such 2G Covered Terminal Units, 2G Covered Infrastructure, or Additional Released Products; (D) any right to grant sublicenses; or (E) the rights and obligations under Sections 2.1, 3.5, 4, 8.1, 8.2 and 8.3 of the TDD Development Agreement and paragraphs 7 and 10 of Amendment No. 1 to the TDD Development Agreement.

b.	Nokia Release.

(i) In consideration of the execution and delivery of this Agreement, effective and contingent upon InterDigital’s receipt of the Settlement Fee in accordance with Section 5(a) herein, and subject to 3(b)(ii) below, Nokia Group irrevocably releases, acquits and forever discharges InterDigital Group and its attorneys and agents from Claims that Nokia or its predecessors, successors, Affiliates and assigns ever had, now have or hereafter can, shall or may have, for, upon or by reason of Claims asserted or which could have been asserted against InterDigital or either or their Affiliates (a) that the Award is invalid, improper, subject to vacatur or otherwise subject to any challenge whatsoever at law, equity or by virtue of Nokia’s MFL or other rights under the Nokia PLA, Master Agreement and TDD Development Agreement, (b) for any refund of, return, recovery, credit or set-off against, offset, or reduction of any kind of the Settlement Fee or monies already paid under the Master Agreement, Nokia PLA, TDD Development Agreement or this Agreement, regardless of whether such Claim is pursued in a suit at law or equity, and regardless of the legal theory on which such Claim is pursued (e.g. Lanham Act, antitrust law, fraud, fraudulent inducement, or negligent misrepresentation, contract law based on the Nokia PLA, Master Agreement, TDD Development Agreement or under the Award), (c) for any rights relating to 2G Covered Terminal Units, 2G Covered Infrastructure, or Additional Released Products that are different from those acknowledged and agreed to herein, whether under the Award, Master Agreement, or Nokia PLA, or (d) for any rights relating to or benefits arising from the application of the terms of the Ericsson PLA, Sony Ericsson PLA, Sony Ericsson Side Letter, or Ericsson Side Letter, except as expressly provided in Section 4(d) of this Agreement.

(ii) Except as set forth below in 3(b)(iii), the release and acknowledgement described in Section 3(b)(i) above does not extend, by implication or otherwise, to

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any Claims: (a) [***]; (b) with respect to the rights and obligations under Sections 2.1, 3.5, 4, 8.1, 8.2 and 8.3 of the TDD Development Agreement and paragraphs 7 and 10 of Amendment No. 1 to the TDD Development Agreement; (c) that Nokia has asserted in the lawsuit currently pending in the United States District Court for the District of Delaware captioned Nokia Corporation v. InterDigital Communications Corporation and InterDigital Technology Corporation, Case No. 05-16-JJF (“the Delaware Action”); (d) that Nokia has asserted in the action currently pending in the United Kingdom High Court of Justice, Chancery Division, Patents Court captioned Nokia Corporation and InterDigital Technology Corporation, Claim No. HC 05 C02026 (the “UK 3G Action”); or (e) that Nokia has asserted in Claim No. HC04 C01952 in the High Court of Justice of England and Wales, Chancery Division, Patents Court initiated by Nokia against InterDigital, including the application to the Court of Appeal, Case No. A3/2004/2639, Chancery Division, Patents Court, captioned Nokia Corporation v. InterDigital Technology Corporation (the “UK 2G Action”).

(iii) Notwithstanding Section 3(b)(ii) above, the release and acknowledgement described in Section 3(b)(i) shall apply to any Claim that all or any portion(s) of the [***] under the Nokia PLA, Master Agreement and/or TDD Development Agreement constitute [***] of any such amounts. Nokia and its Affiliates agree that no portion of the [***] under the Master Agreement, the Nokia PLA, and/or the TDD Development Agreement constitute [***] of any such amounts, and will not allege in the Delaware Action or in any other Proceeding, that all or any portion of the [***] under the Master Agreement, the Nokia PLA, and/or the TDD Development Agreement [***], a basis for [***], or [***] of any such amounts.

4.	OTHER COVENANTS

a.	Rights Under Prior Agreements Terminated. The Parties understand and agree that, as of the Effective Date and contingent upon InterDigital’s receipt of the Settlement Fee in accordance with Section 5(a) herein, all of the Parties’ rights and obligations under the Award and the Nokia PLA shall have terminated, and, with respect to the Award, have been satisfied and discharged by this Agreement and, with respect to the Nokia PLA, have been satisfied and discharged by this Agreement and the UK Settlement Agreement. Further, Nokia acknowledges, represents, and warrants that it has not elected to accept any third party license agreement under Section 3.1.2 of the Nokia PLA as of the Effective Date, and InterDigital acknowledges, represents, and warrants that it has not executed any Major Competitor License Agreement (as that term is used and defined in the Master Agreement) other than those deemed to be Major Competitor License Agreements in the Award. Notwithstanding the foregoing, IDCC’s subsidiary, Tantivy Communications, Inc., entered into a settlement agreement, which included a patent license, on November 1, 2005, with Lucent Technologies Inc. (the “Lucent Agreement”). InterDigital represents and warrants

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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that the license granted in the Lucent Agreement (i) licenses only those patents that were involved in the litigation between Lucent Technologies Inc. and Tantivy Communications, Inc., (ii) only covers certain Lucent infrastructure products compliant with “cdma2000,” and (iii) defines “cdma2000” as “a family of IMT-2000 standards, as amended, which evolved from narrow band CDMA technologies (e.g., IS-95 and cdmaOne) and, include without limitation CDMA2000 1X, CDMA 1X EV-DO, CDMA-2000 1X EV-DV and CDMA2000 3X.”

b.	No Admission of Liability or Limitations on Patent Challenges. By entering into this Agreement, Nokia and its Affiliates do not make any admission as to the validity, scope, essentiality, enforceability, or value of any InterDigital Patent nor do Nokia or any of its Affiliates admit or agree that any product of Nokia or its Affiliates infringes any claim of any InterDigital Patent. By entering into this Agreement, InterDigital and its Affiliates do not make any admission as to the invalidity, scope, non-essentiality, unenforceability, or value of any InterDigital Patent nor do InterDigital or any of its Affiliates admit or agree that any products of Nokia or its Affiliates (including those released or licensed hereunder) do not infringe any claim of any InterDigital Patent. Further, notwithstanding anything to the contrary, nothing in any agreements between the parties shall preclude or limit in any way the ability of Nokia or its Affiliates to institute, participate as an adverse party in, otherwise provide material support or continue their participation in or support to, any Proceeding anywhere in the world challenging any [***], including seeking to re-examine, declare not infringed, invalid, unenforceable or non-essential, or limit or construe the scope of any claim of any [***]. This provision shall in no way, however, eliminate or reduce, or expand or increase, any confidentiality obligations or restrictions (including those regarding the use of confidential information) that either party may have under any agreement (including those obligations and restrictions set forth in Article 5 of the Master Agreement) or court order.

c.	Audit Rights. Contingent upon InterDigital’s receipt of the Settlement Fee in accordance with Section 5(a) herein, neither Party shall take any action after the Effective Date to pursue an audit or inspection of the other Party’s or the other Party’s Affiliates’ books and records for any purpose relating to 2G Covered Terminal Units, 2G Covered Infrastructure or Additional Released Products sold by Nokia or its Affiliates, or to InterDigital’s billing relating to the TDD development project. This Section shall not be deemed to preclude discovery in any Proceeding between the Parties to the extent such discovery is otherwise available. Notwithstanding the above, as to any entity that is created or comes into existence after the Effective Date and that Nokia claims as an Affiliate under this Agreement, InterDigital shall have the right to obtain an audit only as to the questions of whether the claimed Affiliate has [***], or as to what [***]. In addition, in the event that [***] pursuant to Section [***], InterDigital may request an audit at its own expense, and in accordance with the provisions of this Section 4(c) regarding compliance with Section [***], which audit

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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will [***] for Nokia’s 2G Covered Terminal Units or 2G Covered Infrastructure, [***], and the [***] and regarding compliance with Section [***], which audit will only address whether an [***] described in Section [***], what [***] by Nokia, and the [***] of 2G Covered Terminal Units and 2G Covered Infrastructure [***]. Similarly, as to [***] the Effective Date and that InterDigital or one of its Affiliates claims [***] under this Agreement, Nokia shall have the right to obtain an audit only as to the questions of [***] by InterDigital or one of its Affiliates, or as to the [***] of the [***] and the [***] of InterDigital or one of its Affiliates to [***]. The auditing party shall be entitled to audit, in each case at its own expense, no more than once per calendar year, following fifteen (15) business days prior notice, using an independent certified public accountant or independent patent licensing professional that has signed an appropriate and reasonable nondisclosure agreement with the Party being audited. Any information obtained during the course of the audit shall be held in confidence by the auditing Party and the auditor except as necessary to enforce this agreement.

d.	[***].

Contingent upon InterDigital’s receipt of the Settlement Fee in accordance with Section 5(a) herein, in the event that InterDigital sues Nokia for patent infringement based upon infringement of an InterDigital Patent by Nokia’s or its Affiliates’ [***] (other than subsequent to a declaratory judgment claim regarding non-infringement in the United States or similar claim regarding infringement or lack thereof in another jurisdiction brought by Nokia or its Affiliates specifically concerning [***]), Nokia can claim the benefit of whatever [***], and Nokia shall be free to litigate in any such infringement action Nokia’s position that the [***], with respect to which InterDigital may contest. If the court finds that the [***], InterDigital agrees that (regardless of any definitions, terms, or conditions of this Agreement to the contrary) the release from InterDigital and Nokia’s paid-up license (both set out in Section 3(a)(i) above) extend to and cover [***] by Nokia, but such license, with regard to [***], shall be altered as follows: [***] shall apply to Nokia’s license for [***]. Any benefits obtained by Nokia under this Section 4(d) shall not alter in any way Nokia’s rights with regard to 2G Covered Terminal Units or Additional Released Products.

In the event that, prior to a declaratory judgment claim or similar claim as described above or a court action involving Nokia as described above, the scope of the [***], is interpreted in a final, non-appealable and binding judicial or arbitral determination then InterDigital shall promptly notify Nokia of such event.

Nothing in this Section 4(d) shall affect (i) Nokia’s release to InterDigital, (ii) Nokia’s payment obligations, as set forth in Section 5 herein, or (iii) Nokia’s rights with regard to Infrastructure under Section 4 of the TDD Development Agreement. Nothing in this Section shall be construed as an acknowledgment or admission from InterDigital that the [***].

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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e.	Use of this Agreement. Contingent upon InterDigital’s receipt of the Settlement Fee in accordance with Section 5(a) herein, InterDigital acknowledges and agrees that it will not [***] in any manner in the Delaware Action, the UK 2G Action, or the UK 3G Action to challenge [***] currently being asserted in those actions (or, in the case of the UK 3G Action, a future claim that any or all of the InterDigital Patents currently in the UK 3G action are invalid), or to otherwise [***] in those actions from [***], but InterDigital may [***] for the limited purpose of [***] of this Agreement to support [***]. Nokia acknowledges and agrees that it will not use this Agreement in any manner in the Delaware Action, the UK 2G Action, or the UK 3G Action in an effort to [***], but Nokia may use this Agreement for the limited purpose of [***] this Agreement to support [***] by InterDigital. Notwithstanding the foregoing, neither Party shall offer into evidence or otherwise disclose to the fact-finder at any trial between or involving both InterDigital and Nokia (other than in an action for breach of this Agreement and other than by court order) [***]. In the event that a court orders that the [***] be offered into evidence or otherwise disclosed to the fact-finder at any trial, either Party may offer into evidence or otherwise disclose to the fact-finder the terms, including [***]. In addition, in the event that a court orders that the terms, including [***] be offered into evidence or otherwise disclosed to the fact-finder at any trial, either Party may offer into evidence or otherwise disclose to the fact-finder the amount or approximate [***].

f.	Agreement Not to Pursue Infringement Claims. Contingent upon InterDigital’s receipt of the Settlement Fee in accordance with Section 5(a) herein, InterDigital and its Affiliates agree not to initiate or assert any patent infringement claims in any action, litigation, arbitration, or other legal or administrative proceeding (including a United States International Trade Commission action or comparable actions in any other jurisdictions around the world) against Nokia or its Affiliates before [***], other than in response to a future affirmative action or claim initiated or asserted on or after the Effective Date by Nokia or its Affiliates concerning the validity or infringement of InterDigital Patents (but specifically excepting any [***] of: (i) [***]; or (ii) [***]). InterDigital may, at its option, file such responsive action, litigation or proceeding in any forum of InterDigital’s choice, subject to the rights of Nokia or its Affiliates to contest personal jurisdiction or seek to dismiss, stay, or transfer the action.

g.	Potential Future Royalties on Excluded Products. Contingent upon InterDigital’s receipt of the Settlement Fee in accordance with Section 5(a) herein, in the event that, after January 1, 2007, any of Nokia’s or its Affiliates’ Excluded Products sold during the period between the Effective Date and December 31, 2006, are found to infringe any InterDigital Patent and a royalty rate or amount is imposed on such product sales,

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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the Parties agree that Nokia and its Affiliates will be entitled to a [***] for such product sales and that InterDigital [***] with respect to such product sales; provided, however, InterDigital may attempt to establish Nokia’s [***] related to sales that occurred after such period. Except as necessary to enforce InterDigital’s agreement not [***] or to enforce [***], the Parties agree and acknowledge that neither Party may use or refer to this provision in any way in any action seeking damages from Nokia or any of its Affiliates for patent infringement. In no event shall either Party offer into evidence or otherwise disclose to the fact finder at any trial between or involving both InterDigital and Nokia (other than in an action for breach of this Agreement and other than by court order) the existence of the [***] provided in this Section 4(g) and such [***] shall be [***].

5.	PAYMENTS

a.	Nokia shall pay to ITC the Settlement Fee on or before April 28, 2006, as further provided for in this Section 5. The Parties agree that this payment by Nokia is (i) unconditional and not refundable, and (ii) not subject to any deductions, additions, set-offs, increases, interest (except as set forth in Section 5(c) herein), offsets, premiums, discounts (including, without limitation, prepayment), credits (including, without limitation, any TDD Credit or Licensing Credit under Section 2.1.3 of the Nokia PLA or Period 1 Credit under the Nokia PLA), or withholdings (other than tax withholding as described in Section 6.3 of the Master Agreement).

b.	Nokia shall pay the Settlement Fee to ITC in United States currency by wire transfer to the following account:

ABA #[***]

PNC Bank

300 Delaware Avenue

Wilmington, Delaware 19801

USA

Swift Code: [***]

Credit to: InterDigital Facility Company

Account # [***]

c.	Other than any tax withholdings permitted under Section 6.3 of the Master Agreement, if the payment of the Settlement Fee is not made when due, it shall bear interest at the [***], from the date that such amount was payable under this Section 5 until the date upon which such payment is made. In any action to collect past due amounts which have not been paid in accordance with this Section 5, Nokia shall reimburse InterDigital for InterDigital’s costs and reasonable attorneys’ fees incurred in such action.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

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6.	CONFIDENTIALITY OF TERMS. Unless otherwise required by law or court or arbitral order, the Parties shall maintain as strictly confidential this Agreement and any proprietary information disclosed under, or as a result of the negotiation or performance of, this Settlement Agreement. Without limiting the foregoing, each Party acknowledges all pre-existing obligations of confidentiality (including in particular the separately executed Nondisclosure Agreement governing the communications made in connection with the negotiation and execution of this Agreement) and agree that they continue to be bound thereby in accordance with their terms. Notwithstanding the foregoing, following the exchange of fully-executed versions of this Agreement, either Party may (i) issue a press release discussing the execution of this Agreement and the material terms hereof, (ii) provide this Agreement or the contents thereof in confidence to other licensees to the extent required by most favored licensee clauses (but only to the extent such licensee is bound by a non-disclosure agreement), and (iii) disclose such information as may be necessary to satisfy SEC, NASDAQ, or other statutory, regulatory, taxation, or administrative requirements, to its accountants, or in a Proceeding between the Parties.

7.	REPRESENTATIONS, WARRANTIES AND DISCLAIMERS

a.	InterDigital and its Affiliates represent and warrant to Nokia and its Affiliates that InterDigital is the sole and lawful owner of all rights, title and interest in and to each and every Claim and other matters which its purports to release herein and that InterDigital has not heretofore assigned or transferred to any person or entity any right, title or interest in the released matters.

b.	Nokia and its Affiliates represent and warrant to InterDigital and its Affiliates that Nokia is the sole and lawful owner of all rights, title and interest in and to each and every Claim and other matters which it purports to release herein and that Nokia has not heretofore assigned or transferred to any person or entity any right, title or interest in the released matters.

c.	Each Party represents and warrants to the other Party that (i) the person signing this Agreement on its behalf is fully authorized and legally competent to execute and deliver this Agreement on its behalf; (ii) it is executing this Agreement wholly upon its own volition, individual judgment, belief, and knowledge; (iii) this Agreement is made without reliance upon any statement or representation of any other Party, except those representations and warranties expressed in this Agreement; (iv) the performance of this Agreement and the transactions contemplated hereunder have been fully authorized by all necessary corporate and other action; and (v) it is executing this Agreement after consultation with its own independent legal counsel.

d.	This Agreement shall not be construed against any of the Parties hereto as an admission or concession as to the value of any Claims resolved herein.

e.	Each Party represents and warrants to the other Party that the Settlement Fee, this Agreement, and all prior payments made under the Nokia PLA, TDD Development Agreement, and Master Agreement are in no way based upon any statement by InterDigital or its Affiliates regarding the validity, essentiality, and/or infringement of any InterDigital Patent.

InterDigital /Nokia Execution Copy (04-26-06)

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f.	Nokia represents and warrants that, as of the Effective Date, the only suits, arbitrations (including dispute resolution notices under the Master Agreement) or actions initiated by Nokia and currently pending between the Parties or their Affiliates are: (i) the Delaware Action; (ii) Nokia’s appeal to the United States Court of Appeals for the Second Circuit of the Order confirming the Award; (iii) the UK 2G Action; and (iv) the UK 3G Action. InterDigital represents and warrants that, as of the Effective Date, the only suits, arbitrations (including dispute resolution notices under the Master Agreement) or actions initiated by InterDigital and currently pending between the Parties or their Affiliates are: (v) the Second Arbitration and (vi) the Confidentiality Dispute.

8.	MISCELLANEOUS

a.	Subject only to 8(b) and (c) below and the applicability of the pass-through rights granted in Section 3(a) above, this Agreement is personal to the Parties hereto and their respective Affiliates and may not be assigned or transferred, nor may any license or release granted hereunder be assigned or transferred whether by operation of law or otherwise, and any attempt to make any such assignment or transfer shall be null and void.

b.	If, after the Effective Date, InterDigital and/or its Affiliates assigns or transfer any of the InterDigital Patents to third parties, it may do so only on the condition that (i) the assigned or transferred patents remain fully encumbered by the license and release described in this Agreement, which license and release shall remain valid and effective as to the patent once assigned or transferred and (ii) InterDigital provides the assignee or transferee written notice of this condition prior to effecting the assignment or transfer.

c.	Contingent upon InterDigital’s receipt of the Settlement Fee in accordance with Section 5(a) herein, if, after the Effective Date, Nokia assigns or transfers all or substantially all of any of its [***] of any of these [***] in the normal course of Nokia’s business going forward, provided that the [***] are identified in Nokia’s public documents, e.g., website, SEC filings, etc.) or assigns or transfers all or substantially all of its [***] in the normal course of Nokia’s business going forward, provided that the [***] is identified in Nokia’s public documents, e.g., website, SEC filings, etc.) to a third party (i.e., a party other than Nokia or one of its Affiliates), in either case through merger, divestiture of assets, the sale of shares, or otherwise, so that such divested [***] is not an Affiliate hereunder, Nokia may assign or transfer the paid-up license applicable to such transferred [***] to the acquiring entity only as to those Protected Acts undertaken by the acquiring entity for the [***] and in accordance with this Section c. Nokia shall be deemed to have assigned or transferred [***] to the third party acquiring entity if the assignment or transfer represents [***].

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

InterDigital /Nokia Execution Copy (04-26-06)

Confidential & Proprietary

In the event that the third party acquiring entity at the time of the assignment or transfer is a licensee of InterDigital for 2G Covered Terminal Units or 2G Covered Infrastructure, whichever is applicable based on the [***] being transferred, Nokia’s paid-up license may only be assigned or transferred to such third party acquiring entity under the following conditions: (a) the third party acquiring entity agrees in writing prior to the assignment or transfer that it will [***]; and (b) the [***].

In the event that the third party acquiring entity at the time of assignment or transfer is not a licensee of InterDigital, the paid-up license being transferred by Nokia [***] described in the [***].

In addition, whether or not the third party acquiring entity at the time of the assignment or transfer is a licensee of InterDigital for 2G Covered Terminal Units or 2G Covered Infrastructure, the paid-up license assigned or transferred by Nokia shall only apply (i) to Protected Acts of the third party acquiring entity on and after the acquisition date and (ii) to the [***] that was actually obtained from Nokia, [***]. Nokia’s paid up license will be [***] by such assignment or transfer. For example, if Nokia sells [***] to a third party and during the [***] of 2G Covered Terminal Units, then the paid-up license assigned or transferred by Nokia to the third party shall only apply, [***] of 2G Covered Terminal Units made, used, sold, etc. by the third party, and Nokia’s paid up license will be [***] by such assignment or transfer. Further, the transferred or assigned paid-up license shall not extend to any larger operations into which such assigned or transferred business group may be subsumed or any subsequent additions or expansion made to such business group by the acquiring entity.

Notwithstanding anything to the contrary, (i) Nokia may assign or transfer its paid-up license pursuant to this provision to a third party [***] and (ii) Nokia may not transfer the rights under Section 4(d) herein to a third party.

d.	In the event that (i) Nokia acquires an entity after the Effective Date that meets the definition of Affiliate, but that does not constitute a Nokia Affiliate because the acquired entity had, in the [***] and (ii) Nokia merges the acquired entity into Nokia or one of Nokia’s Affiliates, then the licenses set forth in Section 3(a)(i) shall not extend [***] to the number of unit sales by Nokia or its Affiliates of 2G Covered Terminal Units and/or 2G Covered Infrastructure that were [***]; provided however, the licenses set forth in Section 3(a)(i) shall continue to cover all other unit sales by Nokia or its Afilliates of 2G Covered Terminal Units and/or

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

InterDigital /Nokia Execution Copy (04-26-06)

Confidential & Proprietary

2G Covered Infrastructure, including [***] unit sales of 2G Covered Terminal Units and/or 2G Covered Infrastructure by Nokia or Nokia’s Affiliates that may be attributable to [***]. For example, if Nokia acquires and merges into itself an entity that sold [***], then [***] 2G Covered Terminal Units sold by Nokia or its Affiliates [***] after the acquisition would be unlicensed under this Agreement, but [***] unit sales of 2G Covered Terminal Units sold by Nokia or its Affiliates each calendar year after the acquisition would continue to be licensed under this Agreement.

In the event that (i) Nokia acquires an entity after the Effective Date that meets the definition of Affiliate, but that does not constitute a Nokia Affiliate because the acquired entity had, in the full calendar year prior to its acquisition, [***] and (ii) Nokia operates the acquired entity as a separate company (i.e., does not merge the entity into Nokia or one of Nokia’s Affiliates), then any Protected Acts performed by the acquired entity with regard to 2G Covered Terminal Units and 2G Covered Infrastructure shall not benefit from any of the licenses granted to Nokia and Nokia’s Affiliates under this Agreement.

e.	No express or implied waiver of any breach of any term, condition or obligation of this Agreement shall be construed as a waiver of any subsequent breach of that term, condition or obligation or of any other term, condition or obligation of the same or of a different nature.

f.	This Agreement shall be governed by and construed in accordance with New York law, without regard to conflict of laws principles. The exclusive jurisdiction and venue for any and all litigation over any alleged breach of this Agreement shall be the United States District Court, Southern District of New York (except that the provisions of this Agreement may be asserted as a defense or counterclaim in an action properly filed elsewhere subject to the restrictions on the manner of use of the Agreement contained herein). In particular, this provision will have no impact on any pending litigation between the Parties, namely the Delaware Action, the UK 2G Action, or the UK 3G Action.

g.	The provisions of this Agreement shall be severable, and if any of them are held invalid or unenforceable, then that provision shall be construed to the maximum extent permitted by law. The invalidity or unenforceability of one provision shall not necessarily affect any other.

h.	Each Party shall be responsible for all actions required of its Affiliates hereunder and shall be liable to the other Party for any adverse action or failure to perform by any of such Affiliates.

i.	Each Party shall bear its own attorney’s fees and related expenses incurred by or on behalf of said Party in connection with the negotiation of this Agreement.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

InterDigital /Nokia Execution Copy (04-26-06)

Confidential & Proprietary

j.	This Agreement, the Award, the Master Agreement, the TDD Development Agreement, and the Nokia PLA constitute the entire agreement and understanding between the Parties as to the subjects addressed in this document, and supersede all prior agreements, understandings, discussions and other communications, if any, between the Parties with respect to the subject matter thereof, whether oral or written. In the event of a conflict between the terms of this Agreement and the Award, Master Agreement, and/or Nokia PLA, this Agreement shall control. In addition, the Parties hereby acknowledge the contemporaneous execution of the UK Settlement Agreement and agree that, to the extent there is deemed to be any conflict or inconsistency between the releases and licenses (or exclusions thereto) granted to Nokia in this Agreement for 2G Covered Terminal Units, 2G Covered Infrastructure, or Additional Release Products and the releases and licenses (and exclusions thereto) granted to Nokia in the UK Settlement Agreement, the terms and conditions of this Agreement shall control with regard to 2G Covered Terminal Units, 2G Covered Infrastructure, and Additional Released Products.

k.	No modification or amendment to this Agreement will be effective unless it is in writing and executed by authorized representatives of the Parties, nor will any waiver of any rights be effective unless assented to in writing by the Party to be charged.

l.	Each Party to this Agreement agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

m.	This Agreement and any counterpart original thereof may be executed and transmitted by facsimile or by emailed portable document format (“.PDF”) document. The facsimile and/or .PDF signature shall be valid and acceptable for all purposes as if it were an original. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

InterDigital /Nokia Execution Copy (04-26-06)

Confidential & Proprietary

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized officer as of the date first set out above.

Nokia Corporation		InterDigital Communications Corporation

By:	/s/ Ilkka Rahnasto /s/ Auli Luukkanen	By:	/s/ William Merritt

Name:	Ilkka Rahnasto Auli Luukkanen	Name:	William Merritt

Title:	Vice President, IPR Director IPR Strategy & Development	Title:	President

Date:	April 27, 2006	Date:	April 27, 2006

InterDigital Technology Corporation

By:	/s/ William Merritt

Name:	William Merritt

Title:	President & CEO

Date:	April 27, 2006